SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                  January 14, 2000


                                 PETER KIEWIT SONS', INC.
                  (Exact name of registrant as specified in its charter)


     Delaware                       000-23943              91-1842817
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                      Identification No.)


Kiewit Plaza, Omaha Nebraska                               68131
(Address of principal executive offices)                 (Zip Code)



                                    (402) 342-2052
                  (Registrant's telephone number, including area code)




Item 5.      Other Events.

       On January 14, 2000, Peter Kiewit Sons', Inc. (the "Company") notified its shareholders that it is considering the distribution of its Materials business in a spin-off to its shareholders. A copy of the Company's January 14, 2000 letter to its shareholders is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 7.      Financial Statements and Exhibits.

     (c)     Exhibits

      99.1    Letter to shareholders of Peter Kiewit Sons',  Inc.
              dated January 14, 2000 related to its Materials business.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PETER KIEWIT SONS', INC.

                                          By:  /s/ Tobin A. Schropp
Date:  January 19, 2000                   Tobin A. Schropp, Vice President